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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): July 21, 2006
                                                         -------------

                        TRI-COUNTY FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         Maryland                       0-18279               52-1652138
         --------                      ---------              ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                 3035 Leonardtown Road, Waldorf, Maryland 20601
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (301) 645-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         On July 21, 2006, Philip T. Goldstein and Joseph V. Stone, Jr., were appointed to serve as directors of Tri-County Financial Corporation (the "Company"). Mr. Goldstein will serve on the Governance Committee of the Company's Board of Directors and Mr. Stone will serve on the Audit Committee of the Company's Board of Directors. For more information, reference is made to the Company's press release dated July 25, 2006, a copy of which is filed with this Report as Exhibit 99.1.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             ------------------------------------------------------------
             FISCAL YEAR.
             -----------

         On July 21, 2006, the Board of Directors of the Company amended Article III, Section 2 of the Company's bylaws to increase the number of directors that shall constitute the Board from seven (7) to nine (9). A copy of amended Article III, Section 2 of the Company's Bylaws is filed with this Report as Exhibit 3.2, and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable

        (b)  Pro Forma Financial Information:  Not applicable

        (c)  Shell Company Transactions:  Not applicable

        (d)  Exhibits

             Number          Description
             ------          -----------

             3.2 Amended Article III, Section 2 of the Bylaws of Tri-County Financial Corporation

             99.1            Press Release dated July 25, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 25, 2006                  By: /s/ Michael L. Middleton
                                          --------------------------------------
                                          Michael L. Middleton
                                          President and Chief Executive Officer